Exhibit 99.4

Consent of Independent Registered Public Accounting Firm

We hereby consent to the inclusion in this Form 8-K of our report dated March 25, 2024, relating to the consolidated financial statements of HWH International Inc. and Subsidiaries as of and for the years ended December 31, 2023 and December 31, 2022. Our opinion also included an emphasis of matter paragraph relating to the restatement of the 2022 consolidated financial statements.

Grassi & Co., CPAs, P.C.

Jericho, New York
March 25, 2024